UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014
VESTIN REALTY MORTGAGE II, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-125121	61-1502451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD #200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

Vestin Realty Mortgage II, Inc. (the “Company”) announced that, at the Company’s Annual Meeting of Stockholders held on December 22, 2014, Roland Sansone was reelected as a member of the  Board of Directors until his successor is elected and qualified.   1,033,967 were cast in favor of the reelection of Mr. Sansone and 99,452 votes were withheld.  There were also 748,009 broker non-votes. Further, De Joya Griffith LLC was confirmed as the Company’s independent auditors for the year ending December 31, 2014 with 1,764,930 being cast in favor, 84,152 votes cast against and 32,346 votes abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE II, INC.

	By	Vestin Mortgage, LLC., its sole manager

Date: December 23, 2014	By	/s/ Tracee Gress
Tracee Gress
Chief Financial Officer